EXHIBIT 99.1

CHENIERE ENERGY PARTNERS, L.P. NEWS RELEASE

Cheniere Partners Announces Offering of Common Units

Houston, Texas - September 19, 2012 - Cheniere Energy Partners, L.P. (“Cheniere Partners”) (NYSE MKT: CQP) announced today that it is launching an offering for 8,000,000 of its common units representing limited partner interests in an underwritten public offering pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The underwriters, including Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup, Deutsche Bank Securities, J.P. Morgan Securities LLC, and RBC Capital Markets, will have a 30-day option to purchase up to an aggregate of 1,200,000 additional common units from Cheniere Partners to cover any over-allotments. The Company intends to use the net proceeds from the offering to repay a portion of the $550 million principal amount outstanding of the 7.25% Senior Secured Notes due November 2013 issued by Sabine Pass LNG, L.P., which is our wholly owned subsidiary, and, to the extent not so used, for general business purposes.
A shelf registration statement (including a prospectus) relating to the offering of the common units has previously been filed with the U.S. Securities and Exchange Commission (the "Securities and Exchange Commission") and has become effective. Before investing, you should read the preliminary prospectus supplement and other documents filed with the Securities and Exchange Commission for information about Cheniere Partners and this offering.
Copies of the preliminary prospectus for the offering may be obtained from the underwriters by writing to: Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, NY 10014 or calling 1 (866) 718-1649, or Credit Suisse, Attn: Prospectus Department, One Madison Avenue, New York, New York 10010 or by calling 1 (800) 221-1037, or Citigroup, Brooklyn Army Terminal Financial, Attention: Prospectus Dept., 140 58th Street, 8th Floor, Brooklyn, NY 11220 or calling 1 (800) 831-9146, or Deutsche Bank Securities, Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836 or calling 1 (800) 503-4611, or J.P. Morgan Securities, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or calling 1(866) 803-9204, or RBC Capital Markets, LLC, Attn: Prospectus Department, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281-8098 or calling 1 (877) 822-4089.
You may also obtain these documents for free when they are available by visiting the Securities and Exchange Commission's website at http://www.sec.gov/.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
This press release contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements regarding Cheniere Partners' business strategy, plans and objectives, including the use of proceeds from the offering. Although Cheniere Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Partners' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Partners' periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Partners does not assume a duty to update these forward-looking statements.

CONTACTS:
Investors: Christina Burke: 713-375-5104, Nancy Bui: 713-375-5280
Media: Diane Haggard: 713-375-5259